CONSENT AND FIRST AMENDMENT

                                January 27, 1998

TO MEMBERS ON THE ATTACHED DISTRIBUTION LIST:

Re: Credit Agreements dated November 14, 1997 between GCI Holdings, Inc. ("Borrower"), NationsBank of Texas, N.A., as Administrative Agent (the "Administrative Agent"), Credit Lyonnais New York Branch, as Documentation Agent (the "Documentation Agent"), and TD Securities(USA), Inc., as Syndication Agent (the "Syndication Agent"), and the other Lenders party thereto (the "Credit Agreements")

Gentlemen:

         Capitalized terms used herein but not defined, shall have the meaning ascribed thereto in the Credit Agreements. Borrower has informed the Administrative Agent that it seeks to make changes to certain Project Agreements which were previously distributed to the Lenders. Pursuant to the terms of the Credit Agreements, the consent of the Majority Lenders is required with respect to certain changes to the Completion Guaranty, draft dated January 27, 1998 (the "Changes"). In addition, certain Restricted Subsidiaries of Borrower seek to enter into a Fiber Exchange Agreement, the GCI Subordination Agreement, the AU Subordination Agreement, and General Contractor Agreement as described on the attached Exhibit A (the "Additional Agreements") and have requested that these Additional Agreements be permitted under Section 7.09 of the Credit Agreement and that Schedule 1.01B attached as Exhibit A supersede and replace Schedule 1.10B currently attached to the Credit Agreement. Finally, the Administrative Agent seeks to enter into a Non-Disturbance Agreement with Credit Lyonnais New York Branch, as Administrative Agent under the AUSP Credit Agreement (the "Non-Disturbance Agreement").

         Lenders hereby (i) consent to the Changes, (ii) confirm that the draft of the Project Agreements described on Exhibit A shall be the drafts referred to in the definition of "Project Agreements" in the Credit Agreements, (iii) agree that the Additional Agreements shall be permitted under Section 7.09 of the Credit Agreement, and Schedule 1.01B attached as Exhibit A shall supersede and replace Schedule 1.10B currently attached to the Credit Agreement, and (iv) consent to the execution, delivery, and performance by the Administrative Agent of the Additional Agreements to which it is a party and the Non-Disturbance Agreement.

         By the Borrower's acknowledgement and agreement herewith, the Borrower hereby represents and warrants that no Event of Default or Default exists. The Borrower furthermore acknowledges that nothing in this Consent and First Amendment (i) shall affect the Borrower's obligations under the Credit Agreements or the other Loan Papers executed in connection therewith, which remain valid, binding and enforceable, except as amended hereby, or (ii) shall constitute a waiver by the undersigned of any of its rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreements or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

         This Consent and First Amendment shall be a "Loan Paper" as defined in the Credit Agreements.

         This Consent and First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Consent and First Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Consent and First Amendment.

         THIS WRITTEN CONSENT AND FIRST AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL ARGUMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Please sign in the space below to acknowledge your consent and agreement with the foregoing.

                                       NATIONSBANK    OF   TEXAS,    N.A.,    as
                                       Administrative Agent



                                       /s/
                                       By: Whitney L. Busse
                                       Its: Vice President


                                       CREDIT  LYONNAIS  NEW  YORK  BRANCH,   as
                                       Documentation Agent



                                       /s/
                                       By: Mark D. Thorsheim
                                       Its: Vice President


                                       TD SECURITIES (USA), INC., as Syndication
                                       Agent



                                       /s/
                                       By: David G. Parker
                                       Its: Vice President

Acknowledged and Agreed:

NATIONSBANK OF TEXAS, N.A.,
Individually, as a Lender




         /s/
         By:      Whitney L. Busse
         Its:     Vice President


TORONTO DOMINION (TEXAS), INC.,
Individually as a Lender




         /s/
         By: Jimmy Simien
         Its: Vice President


CREDIT LYONNAIS NEW YORK BRANCH, Individually as a Lender



         /s/
         By: Mark D. Thorsheim
         Its: Vice President


COBANK, ACB, Individually as a Lender



         /s/
         By: John McFarlane
         Its: Vice President




         By:

         Its:



BANQUE PARIBAS, Individually as a Lender




         /s/
         By: Thomas Brandt
         Its: Vice President




         /s/
         By: David Pastre
         Its: Vice President


GENERAL ELECTRIC CAPITAL CORPORATION,
Individually as a Lender



         /s/
         By: William D. Strittmatter
         Its: Vice President


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
LOS ANGELES AGENCY, Individually as a Lender



         /s/
         By: T. Morgan Edwards II
         Its: Deputy General Manager


UNION BANK OF CALIFORNIA, N.A., Individually as a Lender



         /s/
         By: Sonia L. Isaacs

         Its: Vice President

BANK OF HAWAII, Individually as a Lender




         /s/
         By: Elizabeth O. MacLean
         Its: Vice President


THE BANK OF NEW YORK, Individually as a Lender




         /s/
         By: Edward F. Ryan, Jr.
         Its: Senior Vice President


BANQUE NATIONALE DE PARIS, Individually as a Lender




         /s/
         By: Serge Desrayaud
         Its: Vice President




         /s/
         By: Marcus C. Jones
         Its: Vice President


CITY NATIONAL BANK, Individually as a Lender

         /s/
         By: Rod P. Bollins
         Its: Vice President

FIRST NATIONAL BANK OF MARYLAND, Individually as a Lender




         /s/
         By: Christoper L. Smith
         Its: Vice President


FLEET NATIONAL BANK, Individually as a Lender




         /s/
         By: Chris Swindell
         Its: Vice President


THE FUJI BANK, LIMITED, LOS ANGELES AGENCY,
Individually as a Lender




         /s/
         By: Masahito Fukuda
         Its: Joint General Manager


THE SUMITOMO BANK, LIMITED, Individually as a Lender




         /s/
         By: Goro Hirai
         Its: Joint General Manager

NATIONAL BANK OF ALASKA, Individually
as a Lender




         /s/
         By: Particia Jelley Benz
         Its: Vice President


GCI HOLDINGS, INC.




         /s/
         By: John M. Lowber
         Its: Secretary/Treasurer

                                    EXHIBIT A

                                 SCHEDULE 1.01B

                  AUSP FINANCING AGREEMENTS; PROJECT AGREEMENTS


         Credit and Security Agreement dated as of January 27, 1998, among Alaska United Fiber System Partnership as Borrower, and the Lenders referred to therein, and Credit Lyonnais New York Branch as Administrative Agent, NationsBank of Texas, N.A. as Syndication Agent and TD Securities (USA) Inc. as Documentation Agent.

         Completion Guaranty dated as of January 27, 1998, by GCI Holdings, Inc., as Guarantor in favor of Credit Lyonnais New York Branch as Administrative Agent for the Lenders referred to therein.

         Subordination Agreement dated as of January 27, 1998, among Alaska United Fiber System Partnership, GCI Holdings, Inc., GCI Transport Co., Inc., and Credit Lyonnais New York Branch as Administrative Agent for the Lenders referred to therein.

         Operation and Maintenance Contract dated as of January 27, 1998, between Alaska United Fiber System Partnership and GCI Communication Corp.

         Depositary Agreement dated as of January 27, 1998, between Alaska United Fiber System Partnership and Credit Lyonnais New York Branch as Administrative Agent for the Lenders referred to therein.

         Intercompany Notes by Alaska United Fiber System Partnership to the GCI Holdings, Inc.

         Lease Agreement dated as of January 27, 1998, between GCI Communication Corp. as Lessee, and Alaska United Fiber System Partnership as Lessor.

         Lease Guaranty Agreement dated as of January 27, 1998, among GCI Holdings, Inc., Alaska United Fiber System Partnership and Credit Lyonnais New York Branch as Administrative Agent.

         Operating Keep Well Agreement dated as of January 27, 1998, among GCI Holdings, Inc., Alaska United Fiber System Partnership, and Credit Lyonnais New York Branch as Administrative Agent.

         Subordination Agreement dated as of January 27, 1998, among GCI Cable, Inc., Credit Lyonnais New York Branch, as Administrative Agent under the AUSP Credit Agreement, and NationsBank of Texas, N.A., as Administrative Agent.

         Subordination Agreement dated as of January 27, 1998, among Alaska United Fiber System Partnership, Credit Lyonnais New York Branch, as Administrative Agent under the AUSP Credit Agreement, and NationsBank of Texas, N.A., as Administrative Agent.